UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 21, 2021

CONTINENTAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-32886	73-0767549
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 N. Broadway Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 234-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on whichregistered:
Common Stock, $0.01 par value	CLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in a Current Report on Form 8-K filed by Continental Resources, Inc. (the “Company”) on December 22, 2021 (the “Original Form 8-K”), on December 21, 2021, pursuant to a purchase and sale agreement with Parsley Energy, LLC, Parsley Energy, L.P., Parsley Minerals, LLC, Parsley Energy Operations, LLC and, solely for the limited purposes set forth in the Agreement, Pioneer Natural Resources Company, the Company completed its previously announced acquisition (collectively, the “Acquisition”) of: (a) 100% of the issued and outstanding limited liability company interests of Jagged Peak Energy LLC, which in turn owns 100% of the issued and outstanding limited liability company interests of Parsley SoDe Water LLC; and (b) certain oil and gas assets and properties in the Permian Basin (collectively, the “Delaware Properties”).

This amendment is filed to provide the financial statements and the pro forma financial information of the Company giving effect to the Acquisition, as required by Item 9.01 of Form 8-K. Except as set forth below, the Original Form 8-K is unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of business to be acquired.

The statements of revenues and direct operating expenses of the Delaware Properties for the three and nine month periods ended September 30, 2021 (unaudited) and year ended December 31, 2020 (audited), and the related notes thereto, are filed as Exhibit 99.1 hereto and incorporated by reference herein.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company, which comprise the balance sheet as of September 30, 2021, the related statement of operations for the nine-month period ended September 30, 2021 and year ended December 31, 2020, and the related notes thereto, is filed as Exhibit 99.2 hereto and incorporated by reference herein.

(d) Exhibits.

Number	Description

23.1	Consent of Ernst & Young LLP with respect to the Delaware Properties.

99.1	Statements of revenues and direct operating expenses of the Delaware Properties for the three and nine month periods ended September 30, 2021 (unaudited) and year ended December 31, 2020 (audited).

99.2	Unaudited pro forma condensed combined financial statements of Continental Resources, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL RESOURCES, INC.
(Registrant)

By:	/s/ John D. Hart
John D. Hart
Chief Financial Officer & Executive Vice President of Strategic Planning

Date: February 23, 2022